Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION

FOURTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT

This FOURTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 12, 2025, is entered into by and among the following parties:

(i)	GRAY AR, LLC, Seller;

(ii)	GRAY MEDIA, INC. (f/k/a GRAY TELEVISION, INC.) (“Gray”), as initial Master Servicer;

(iii)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser;

(iv)	TRUIST BANK (“Truist”), as a Purchaser;

(v)	REGIONS BANK (“Regions”), as a Purchaser;

(vi)	PNC CAPITAL MARKETS LLC (“PNCCM”), as Structuring Agent; and

(vii)	WELLS FARGO BANK, N.A. (“Wells”), as Administrative Agent and as a Purchaser.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

WHEREAS, the Seller, the Master Servicer, Truist, Regions, PNC, PNCCM and Wells have entered into a Receivables Purchase Agreement, dated as of February 23, 2023 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.     Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.

SECTION 2.     Representations and Warranties of the Seller and the Master Servicer. The Seller and the Master Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)    Power and Authority; Due Authorization. It (i) has all necessary corporate or limited liability company power and authority, as applicable to (A) execute and deliver this Amendment and (B) perform its obligations under this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party.

(c)    No Conflict or Violation. The execution and delivery of this Amendment by it and the performance of the transactions contemplated by this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents and the fulfillment of the terms of this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documents, (ii) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Operating Agreement, or any indenture, sale agreement, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its property is bound, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) result in the creation or imposition of any Adverse Claim (other than any Permitted Adverse Claim) upon any of the Sold Assets or Seller Collateral pursuant to the terms of any such indenture, credit agreement (including the Gray Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents or (iv) conflict with or violate any Communications Law or any other material Applicable Law respecting the Seller, the Master Servicer or any other Gray Party.

(d)    No Event of Termination. No Event of Termination or Unmatured Event of Termination has occurred and is continuing, and no Event of Termination or Unmatured Event of Termination would result from this Amendment or the transactions contemplated hereby.

(e)    Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist immediately after giving effect to this Amendment or the transactions contemplated hereby.

(f)    Termination Date. The Termination Date has not occurred.

SECTION 3.     Effect of Amendment; Ratification. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction Document to “the Receivables Purchase Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. The Receivables Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.     Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received each of the following:

(a)    counterparts to this Amendment executed by each of the parties hereto; and

(b)    a pro-forma Monthly Report, prepared after giving effect to this Amendment and the transactions contemplated hereby.

SECTION 5.     Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.     Transaction Document. This Amendment shall be a “Transaction Document” for purposes of the Receivables Purchase Agreement and each other Transaction Document.

SECTION 7.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or any other Transaction Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8.     GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 9.     CONSENT TO JURISDICTION.

(a)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)    EACH OF THE SELLER AND THE MASTER SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 10.   WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

SECTION 11.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 12.     Reaffirmation of the Performance Guarantee. The Performance Guarantor hereby consents to this Amendment. Immediately after giving effect to this Amendment, all provisions of the Performance Guarantee shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guarantee and acknowledges that the Performance Guarantee has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GRAY AR, LLC

By: /s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Vice President and Treasurer

GRAY MEDIA, INC., as the Master Servicer and as Performance Guarantor

By: /s/ Jeffrey R. Gignac
Name: Jeffrey R. Gignac
Title: Executive Vice President, Chief Financial Officer

Fourth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

WELLS FARGO BANK, N.A.,
as a Purchaser

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

Fourth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Managing Director

Fourth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

TRUIST BANK, as a Purchaser By: /s/ Paul Cornely Name: Paul Cornely Title: Director

Fourth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

REGIONS BANK, as a Purchaser By: /s/ Mimi Bulow Name: Mimi Bulow Title: Assistant Vice President

Fourth Amendment to the Receivables
                        Purchase Agreement (Wells/Gray)

EXHIBIT A
Amendments to Receivables Purchase Agreement

(Attached)

~~CONFORMED COPY~~EXECUTION VERSION
Exhibit A to Amendment No. ~~3~~4, dated as of ~~March31~~August 12, 2025

RECEIVABLES PURCHASE AGREEMENT

Dated as of February 23, 2023

by and among

GRAY AR, LLC,
as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Purchasers,

WELLS FARGO BANK, N.A.,
as Administrative Agent,

PNC CAPITAL MARKETS LLC,
as Structuring Agent,

and

GRAY MEDIA, INC.,
as initial Master Servicer

“Short-Pay Receivable” means any Receivable with respect to which the related Obligor has made a payment on such Receivable in an amount less than the Outstanding Balance thereof immediately prior to giving effect to such payment.

“Sold Assets” has the meaning set forth in Section 2.01(b).

“Sold Receivables” means, collectively, (i) the Pool Receivables specified as “Sold Receivables” on the Initial Schedule of Sold Receivables, (ii) all additional Pool Receivables specified as “Sold Receivables” on each Monthly Report delivered hereunder and (iii) all additional Pool Receivables designated as “Sold Receivables” and transferred by the Seller pursuant to Section 2.01(b) in connection with a Release as contemplated by the first paragraph in Section 4.01(a).

“Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to pay its debts and other liabilities as they become due, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital in light of the contemplated business operations of such Person and after giving due consideration to the prevailing practice in the industry in which such Person is engaged.

“Special Obligor” means any of the Obligors set forth below:

Special Obligor	Concentration Percentage
Special Obligor A	12.0%
Special Obligor B	12.0%

;provided, however, that the Concentration Percentage of any Special Obligor may be cancelled by the Administrative Agent or any Purchaser in its sole discretion upon not less than ten (10) Business Days’ written notice to the Seller and the Administrative Agent and upon such cancellation the Concentration Percentage for such Special Obligor shall be determined pursuant to clause (b) of the definition of “Concentration Percentage” hereunder.

“Special Obligor A” has the meaning set forth on Schedule VI.

“Special Obligor B” has the meaning set forth on Schedule VI.

“Station” shall mean each of the television stations owned and operated by the Gray Parties.

“Station Servicing Arrangement” means any arrangement or transaction evidenced by any Joint Sales Agreement, Local Marketing Agreement, Shared Services Agreement or similar agreement or instrument under which any Gray Party provides services or obtains the right to of the Purchasers to the extent required to eliminate such Capital Coverage Deficit. Notwithstanding the foregoing, the Seller, in its discretion, shall have the right to reduce, in whole or in part by payment in accordance with Section 4.02, the outstanding Capital of the Purchasers on any Business Day upon ~~two~~one (~~2~~1) Business ~~Days’~~Day’s prior written notice thereof to the Administrative Agent and each Purchaser in the form of a Reduction Notice attached hereto as Exhibit B; provided, however, that (i) each such reduction shall be in a minimum aggregate amount of $500,000 and shall be an integral multiple of $100,000; provided, however that notwithstanding the foregoing, a reduction may be in an amount necessary to reduce any Capital Coverage Deficit existing at such time to zero and (ii) any accrued Yield and Fees in respect of the portion(s) of Capital so reduced shall be paid in full on the immediately following Settlement Date (or to the extent such reduction date is on a Settlement Date, on such Settlement Date).

(e)         The Seller may, at any time upon at least thirty (30) days’ prior written notice to the Administrative Agent and each Purchaser, terminate the Facility Limit in whole or ratably reduce the Facility Limit in part. Each partial reduction in the Facility Limit shall be in a minimum aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof, and no such partial reduction shall reduce the Facility Limit to an amount less than $200,000,000 unless terminated in whole. In connection with any partial reduction in the Facility Limit, the Commitment of each Purchaser shall be ratably reduced.

(f)         In connection with any reduction of the Facility Limit and the corresponding Commitments, the Seller shall remit to the Administrative Agent (i) instructions regarding such reduction and (ii) for payment to the Purchasers, cash in an amount sufficient to pay (A) Capital of each Purchaser in excess of its Commitment as so reduced and (B) all other outstanding Seller Obligations with respect to such reduction (determined based on the ratio of the reduction of the Commitments being effected to the amount of the Commitments prior to such reduction or, if the Administrative Agent reasonably determines that any portion of the outstanding Seller Obligations is allocable solely to that portion of the Commitments being reduced or has arisen solely as a result of such reduction, all of such portion). Upon receipt by the Administrative Agent of any such amounts, the Administrative Agent shall apply such amounts first to the reduction of the outstanding Capital, and second to the payment of the remaining outstanding Seller Obligations with respect to such reduction, by paying such amounts to the Purchasers.

(g)         Increases in Commitments. So long as no Event of Termination or Unmatured Event of Termination has occurred and is continuing, upon notice to the Administrative Agent and each Purchaser, the Seller may request on a one-time basis that the Purchasers ratably increase their respective Commitments, in an aggregate amount not to exceed $50,000,000; provided, that such request for an increase shall be in a minimum amount of $25,000,000. At the time of sending such notice with respect to the Purchasers, the Seller (in consultation with the Administrative Agent and the Purchasers) shall specify (i) the aggregate amount of such increase and (ii) the time period within which such Purchasers and the Administrative Agent are requested to respond to the Seller’s request (which shall in no event be less than fifteen (15) Business Days from the date of delivery of such notice to the Administrative Agent and the Purchasers). Each of the Purchasers and the Administrative Agent shall notify the Seller and the Master Servicer within the applicable time period whether or not

SCHEDULE VI
Special Obligors

“Special Obligor A” means [***] and its Affiliates

“Special Obligor B” means [***] and its Affiliates

Schedule VI-1